UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 15, 2010

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2010, at the annual meeting of stockholders (the “Annual Meeting”) of Extreme Networks, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s Restated Certificate of Incorporation in order to declassify the Company’s Board of Directors (the “Board”). The proposal to amend and restate the Restated Certificate of Incorporation was disclosed in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 12, 2010. The amendment and restatement was effective upon the filing of a Restated Certificate of Incorporation, as amended and restated, with the Secretary of State of the state of Delaware on December 17, 2010. In addition, the Board had previously approved the amendment and restatement of the Company’s Bylaws, contingent upon the stockholder approval of the proposal to amend and restate the Restated Certificate of Incorporation. The amendment and restatement of the Bylaws became effective upon the effectiveness of the foregoing stockholder approval.

The Restated Certificate of Incorporation of the Company is attached hereto as Exhibit 3.1, and the Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.2.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting three proposals were considered and approved by the stockholders. Approximately 86.2 % percent of outstanding shares were represented at the meeting.

Proposal #1 Election of Directors Including Director Exceptions.

Charles Carinalli and John C. Shoemaker, the directors nominated as Class III directors to hold office for a three-year term until the annual meeting of stockholders in 2013 and until their successors are elected and qualified or until their earlier resignation or removal, were each elected to our Board of Directors as Class III directors.

	For	% of Voted	Withheld	% of Voted
Charles Carinalli	41,959,310	71.10%	17,056,502	28.90%
John C. Shoemaker	42,234,465	71.56%	16,781,347	28.44%

Proposal #2 Approval of Declassification of Board.

Our stockholders approved amending and restating our Certificate of Incorporation, as amended to date, in order to declassify the Board over a three year period.

	For	Against	Abstain	Broker Non-Votes
Votes	77,719,099	370,143	273,994
% of Voted	99.17%	0.47%	0.34%

Proposal #3 Appointment of the Company’s Independent Auditors.

Our stockholders ratified the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending June 26, 2011.

	For	Against	Abstain	Broker Non-Votes
Votes	76,468,677	208,160	1,686,399
% of Voted	97.58%	0.26%	2.15%

Item 8.01	Other Events.

Following the Annual Meeting management made a presentation regarding the company. A copy of the presentation is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Extreme Networks, Inc., effective as of December 17, 2010.

3.2	Amended and Restated Bylaws of Extreme Networks, Inc., effective as of December 15, 2010.

99.1	Company presentation of Extreme Networks, Inc. dated December 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2010

EXTREME NETWORKS, INC.

By:	/S/ BOB L. COREY
Bob L. Corey
Executive Vice President and Chief Financial Officer